                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 11, 2004
                                                -------------------------------

       Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant")
     (as depositor for the Bear Stearns Commercial Mortgage Securities Trust
  2004-TOP16 to be formed pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2004, relating to the Bear Stearns Commercial Mortgage
                     Securities Trust 2004-TOP16 Commercial
             Mortgage Pass-Through Certificates, Series 2004-TOP16)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                 333-86366             13-3411414
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(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
of incorporation)                                           Identification No.)

383 Madison Avenue                                                   10179
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code   (212) 272-2000
                                                  ------------------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                      -2-

ITEM 8.01.  Other Events
            ------------

          Attached as exhibits are certain Structural and Collateral Term Sheets
     (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the Public Securities Association (the "PSA"))
     furnished to the Registrant by Bear, Stearns & Co. Inc., Morgan Stanley &
     Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services,
     LLC (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Bear Stearns Commercial Mortgage Securities Trust
     2004-TOP16, Commercial Mortgage Pass-Through Certificates, Series
     2004-TOP16 (such classes, the "Offered Certificates").

          The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of
     1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form
     S-3 (No. 333-86366) (The "Registration Statement"). The Registrant hereby incorporates the attached Structural and Collateral Term Sheets by reference in the Registration Statement.

          Any statement or information contained in the attached Structural and
     Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

                                      -3-

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.          Description
            -----------          -----------

            (99.1)               Structural and Collateral Term Sheets prepared
                                 by the Underwriters in connection with certain
                                 classes of the Bear Stearns Commercial Mortgage
                                 Securities Trust 2004-TOP16, Commercial
                                 Mortgage Pass-Through Certificates, Series
                                 2004-TOP16.

                                      -4-

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEAR STEARNS COMMERCIAL MORTGAGE
                                         SECURITIES INC.

October 13, 2004
----------------
                                       By:       /s/ Richard A. Ruffer Jr.
                                           -------------------------------------
                                           Name:  Richard A. Ruffer Jr.
                                           Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.   Description                                        Electronic (E)
-----------   -----------                                        --------------

99.1          Structural and Collateral Term Sheets prepared        (E)
              by the Underwriters in connection with certain
              classes of the Bear Stearns Commercial Mortgage
              Securities Trust 2004-TOP16, Commercial
              Mortgage Pass-Through Certificates, Series
              2004-TOP16.